                                                                    Exhibit 10.2

                   FIRST COMMUNITY BANK CORPORATION OF AMERICA
                           Second Amended and Restated
                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                Table of Contents

ARTICLE I.        ESTABLISHMENT AND PURPOSE                                             2
Section 1.        Establishment                                                         2
Section 2.        Purpose                                                               2
Section 3.        Shares Subject to the Plan.                                           2
ARTICLE II.       DEFINITIONS                                                           2
Section 1.        Definitions                                                           2
Section 2.        Usage                                                                 3
ARTICLE III.      ADMINISTRATION                                                        3
Section 1.        Committee                                                             3
Section 2.        Organization                                                          3
Section 3.        Power and Authority                                                   4
Section 4.        Discretionary Authority                                               4
Section 5.        No Liability                                                          4
Section 6.        Award Agreements                                                      5
ARTICLE IV.       NON-EMPLOYEE DIRECTORS ELIGIBLE TO PARTICIPATE                        5
Section 1.        Generally                                                             5
Section 2.        Obligations of Optionee                                               5
ARTICLE V.        TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS                    5
Section 1.        Grant                                                                 5
Section 2.        Number of Shares                                                      5
Section 3.        Option Price                                                          6
Section 4.        Method of Exercise                                                    6
Section 5.        Method of Payment                                                     6
Section 6.        Term and Exercise of Options                                          6
Section 7.        Death or Other Termination of Position as a Non-Employee Director     7
Section 8.        Delivery of Certificates Representing Shares                          7
Section 9.        Rights as a Stockholder                                               8
Section 10.       Modification, Extension and Renewal of Options                        8
Section 11.       Listing and Registration of Shares                                    8
Section 12.       Other Provisions                                                      8

ARTICLE VI.       MISCELLANEOUS                                                         8
Section 1.        Stock Adjustments                                                     8
Section 2.        Tax Absorption Payments                                               9
Section 3.        Term of the Plan                                                     10
Section 4.        Amendment of the Plan; Termination                                   10
Section 5.        Application of Funds                                                 10
Section 6.        No Implied Rights to Non-Employee Directors                          10
Section 7.        Withholding                                                          10
Section 8.        EEffective Date of Plan                                              11
Section 9.        Compliance with Securities Laws                                      11
Section 10.       Change in Control                                                    11
Section 11.       Indemnification of the Board                                         12


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

                   FIRST COMMUNITY BANK CORPORATION OF AMERICA
                           Second Amended and Restated
                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

ARTICLE I. Establishment and Purpose

Section 1. Establishment. First Community Bank Corporation of America (herein, "Company") hereby establishes a stock option plan to be known as the "First Community Bank Corporation of America Non-Employee Director Stock Option Plan" (herein, "Plan").

Section 2. Purpose. The purpose of the First Community Bank Corporation of America Non-Employee Director Stock Option Plan is to secure for Company and its stockholders the benefits of the incentive inherent in increased common stock ownership by the members of the Board of Directors of the Company who are not employees of the Company or any of its Subsidiaries.

Section 3. Shares Subject to the Plan.
      a) The maximum number of Shares that may be issued under the Plan shall be three hundred thousand (300,000) Shares, subject to adjustment as provided in Article VIss.1.
      b) Such Shares may be issued through the purchase of:
         i)   authorized and unissued Shares;
         ii)  Shares acquired by the Company (treasury stock); or
         iii) Shares issued pursuant to both Article I ss.3(b)(i) and (ii).
      c) If an Option is surrendered or for any other reason ceases to be exercisable in whole or in part, the Shares that are subject to such Option, but as to which the Option has not been exercised, shall again become available for offering under the Plan.

ARTICLE II. Definitions

Section 1. Definitions. The following words and terms as used herein shall have that meaning set forth therefor in this Article II unless a different meaning is clearly required by the context.
      a) "Award" shall mean any Option or cash payment awarded under the Plan.
      b) "Award Agreement(s)" shall mean any document, agreement, or certificate deemed by the Committee as necessary or advisable to be entered into with or delivered to a Participant in connection with the grant of an Award under the Plan as further described in Article III ss.6 herein
      c) "Board" or "Board of Directors" shall mean the Board of Directors of the Company.
      d) "Committee" is defined in Article III ss.1.
      e) "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include a reference to any successor provision.
      f) "Company" shall mean First Community Bank Corporation of America, a Florida corporation, and its successors.


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                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (cont.)

      g) "Effective Date" is defined in Article VI ss.8.
      h) "Fair Market Value" of the Shares shall mean the fair market value of such Shares as determined by the Committee in good faith and based on all relevant factors.
      i) "NSO" shall mean a nonqualified stock option granted in accordance with the provisions of Article V of the Plan.
      j) "Non-Employee Director" shall mean a member of the Board of Directors of the Company who is not an employee of the Company or any Subsidiary.
      k) "Option" shall mean a NSO.
      l) "Optionee" shall mean a Non-Employee-Director to whom an Option is granted under the Plan and are as listed in Exhibit "A" attached hereto and by reference made a part hereof.
      m) "Participant" shall mean a Non-Employee Director, who in accordance with the terms of the Plan, is approved by the Committee for participation in the Plan as a receipient of an Award.
      n) "Plan" shall mean the First Community Bank Corporation of America Non-Employee Director Stock Option Plan, as set forth herein and as amended from time to time.
      o) "Shares" shall mean shares of the Class "B" common stock of the Company.
      p) "Subsidiary" shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.

Section 2. Usage. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

ARTICLE III. Administration

Section 1. Committee.
      a) This Plan shall be administered by the Board of Directors. Notwithstanding the preceding sentence, the Board of Directors shall delegate its authority to an options committee as appointed by the Board of Directors (herein, "Committee") from time to time.
      b) The Committee shall consist of not less than two (2) nor more than seven persons, each of whom shall be a member of the Board.
      c) The Board of Directors may from time to time remove members from, or add members to, the Committee.
      d) Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors.

Section 2. Organization. The Committee shall select one of its members as chairman, and shall hold meetings at such time and places as it may determine. The acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

Section 3. Power and Authority.

      a) Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion:
         i) to determine from among Non-Employee Directors those persons who shall become Participants;
         ii) to determine the nature, amount, vesting, and terms and conditions of all Awards under the Plan, in accordance with and


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                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (cont.)


              subject to the specific limitations and requirements set forth in the Plan;
         iii) to interpret the Plan, the terms of all Awards, and Award Agreements and any other agreement or instrument awarded, issued or entered into under the Plan, and to prescribe, amend, and rescind rules and regulations with respect to the administration of the Plan;
         iv) to determine in good faith the fair market value of the Shares in accordance with reasonable valuation methods;
         v) to determine in what manner the purchase price of the Shares shall be paid;
         vi) to modify, cancel, or replace any prior Option and amend the relevant Award Agreements with the consent of the affected Optionee, including amending such agreements to amend vesting schedules, accelerate or extend vesting, extend exercise periods or increase or decrease the option price for an Option, as it may deem to be necessary; and
         vii) to make, amend, and rescind rules and regulations relating to the Plan.
      b) The determination of the Committee shall be made in accordance with its judgment as to the best interests of the Company and its shareholders and in accordance with the purposes of the Plan
      c) The interpretation and construction by the Committee of any provision of the Plan, any Award or any other agreement or instrument awarded, issued or entered into under the Plan, and all other determinations and decisions of the Committee pursuant to the provisions of the Plan, shall be final, conclusive, and binding on all Participants and other affected persons.

Section 4. Discretionary Authority. The Committee's decision to authorize the grant of an Award to a Non-Employee Director at any time shall not require the Committee to authorize the grant of an Award to that director at any other time or to any other director at any time; nor shall its determination with respect to the size, type, or terms and conditions of the Award to be granted to an Non-Employee Director at any time require it to authorize the grant of an Award of the same size or type or with the same terms and conditions to that director at any other time or to any other director at any time. The Committee shall not be precluded from authorizing the grant of an Award to any Non-Employee Director solely because the director previously may have been granted an Award of any kind under the Plan.

Section 5. No Liability.
      a) Each member of the Committee shall be fully justified in relying or acting in good faith upon any report made by the Company's accountants and upon any other information furnished to the Committee or the Board of Directors in connection with the Plan by any other professional advisor of the Company.
      b) In no event shall any person who is or shall have been a member of the Committee be liable for any action taken or determination made or omitted in good faith reliance upon any such report or information or for any action, including the furnishing of information, taken or omitted with respect to the Plan, if in good faith.

Section 6. Award Agreements. Options granted under the Plan pursuant to Article V ss.1 herein shall be evidenced by written agreements in such form as the Committee shall from time to time approve, which agreements:
      a) shall comply with, and be subject to, the terms and conditions of the Plan;
      b) shall contain such restrictions as the Committee may determine to be necessary in order that the granting of such Option shall be in compliance with federal and state securities laws; and
      c) may contain such other provisions not inconsistent with the Plan as the Committee shall deem


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                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (cont.)



         advisable, including, without limitation, vesting and other restrictions upon exercise of an Option.

ARTICLE IV. Non-Employee Directors Eligible To Participate

Section 1. Generally.
      a) Each Non-Employee Director shall be eligible to receive Options in accordance with the terms and conditions of this Plan.
      b) The adoption of this Plan shall not be deemed to give any director any right to be granted options to purchase Shares of the Company, except to the extent and upon such terms and conditions as set forth in this Plan.
      c) The Committee shall have the sole power to determine when and under what terms and conditions an Award would be offered to a Non-Employee Director.

Section 2. Obligations of Optionee. The granting of an Option pursuant to
      Article V ss.1 herein shall impose no obligation upon the Optionee to exercise such Option.

ARTICLE V. Terms and Conditions of Nonqualified Stock Options

Section 1. Grant.
      a) Any NSO granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by certificates or agreements in such form as the Committee from time to time shall approve pursuant to
         Article III ss.6 herein, which certificates or agreements shall comply with and be subject to the terms and conditions hereinafter specified.
      b) Upon the granting of any NSO, the Committee shall promptly cause the Optionee to be notified of the fact that such Option has been granted.
      c) The date on which the Committee approves the grant of a NSO shall be considered to be the date on which such Option is granted.

Section 2. Number of Shares. Each NSO shall state the number of Shares to which it pertains.

Section 3. Option Price. Each NSO shall state the option price, which option price shall be determined by the Committee in its discretion and may be equal to, less than, or greater than 100% of the Fair Market Value of the Shares on the date of grant.

Section 4. Method of Exercise. An Optionee may exercise a NSO during such time as may be permitted by the Option and the Plan by:
      a) providing written notice to the Committee;
      b) tendering the purchase price in accordance with the provisions of
         Article V ss.5; and
      c) complying with any other exercise requirements contained in the Option or promulgated from time to time by the Committee.

Section 5. Method of Payment.
      a) Each Option shall state the method of payment of the Option price upon the exercise of the Option.
      b) Payment of the option price upon the exercise of the NSO shall be:


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                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (cont.)

      i) in United States dollars in cash or by check, bank draft, or money order payable to the order of the Company;
      ii) in the discretion of and in the manner determined by the Committee, by the delivery of Shares already owned by the Optionee;
      iii) by any other legally permissible means acceptable to the Committee at the time of the grant of the Option (including cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable legal restrictions); or
      iv)     in the discretion of the Committee, through a combination of (i),
              (ii) and (iii) of this Article V ss.5(a).

      c) If the option price is paid in whole or in part through the delivery of Shares, the decision of the Committee with respect to the Fair Market Value of such Shares shall be final and conclusive.

Section 6. Term and Exercise of Options.
      a) Each NSO shall be exercisable, in whole or in part, only in accordance with the Vesting Schedule which shall be specified in writing by the Committee at the time of grant or in the Award Agreement.
      b) To the extent not exercised, exercisable installments of NSOs shall be exercisable, in whole or in part, in any subsequent period, but not later than the expiration date of the Option.
      c) The Committee shall determine the expiration date of the Option at the time of the grant of the Option; provided, however, that no NSO shall be exercisable after the expiration of ten (10) years from the date it is granted.
      d) Not less than one hundred (100) Shares may be exercised at any one time unless the number exercised is the total number at the time exercisable under the Option.
      e) No Option or any part of an Option shall be exercisable unless written notice of the exercise is delivered to the Company specifying the number of shares to be purchased and payment in full is made for the Shares being acquired thereunder at the time of exercise prior to the expiration of the Option.
      f) Within the limits described above, the Committee may impose additional requirements on the exercise of NSOs. When it deems special circumstances to exist, the Committee in its discretion may accelerate the time at which a NSO may be exercised if, under previously established exercise terms, such Option was not immediately exercisable in full, even if the acceleration would permit the Option to be exercised more rapidly than the Vesting Schedule set forth in the Award Agreement, or as otherwise specified by the Committee, would permit.

Section 7. Death or Other Termination of Position as a Non-Employee Director.
      a) In the event that a Non-Employee Director:
         i) is removed as a director for dishonesty or violation of his or her fiduciary duty to the Company;
         ii) voluntarily resigns under or followed by such circumstances as would constitute a violation of his or her fiduciary duty to the Company; or
         iii) the Company discovers that he or she has committed an act of dishonesty not discovered by the Company prior to the cessation of his or her services as a Non-Employee Director that would have resulted in his or her removal if discovered prior to such date, then forthwith from the happening of any such event, any Option then held by him or her shall terminate and become void to the extent that it then remains unexercised.


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                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (cont.)

      b) If an Optionee shall cease to be a Non-Employee Director for any reason other than one or more of the reasons set forth in Article Vss.7(a)(i),
         (ii), and (iii), or in the event that an Optionee shall die while serving as a Non-Employee Director of the Company (or a Subsidiary) and such person shall not have fully exercised any NSO, then the NSO may be exercised, subject to the conditions that no NSO shall be exercisable after its expiration date, to the extent that the Optionee's right to exercise such Option had accrued pursuant to this Article V at the time of his or her death and had not previously been exercised, at any time within six (6) months after the Optionee's death, by the personal representative of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance.
      c) In the event any Option is exercised by the executors, administrators, legatees, or distributees of the estate of a deceased Optionee, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased Optionee's estate or the proper legatees or distributees thereof.
      d) No NSO shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution.
      e) During the lifetime of the Optionee, an NSO shall be exercisable only by him or her and shall not be assignable or transferable, and no other person shall acquire any rights therein.

Section 8. Delivery of Certificates Representing Shares.

      a) As soon as practicable after the exercise of a NSO, the Company shall deliver or cause to be delivered to the Optionee exercising the NSO a certificate or certificates representing the Shares purchased upon the exercise.
      b) Certificates representing Shares to be delivered to an Optionee under the Plan will be registered in the name of the Optionee, or if the Optionee so directs, by written notice to the Company, and to the extent permitted by applicable law, in the names of the Optionee and one such other person as may be designated by the Optionee, as joint tenants with rights of survivorship.

Section 9. Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to any Shares covered by his or her NSO until the date on which he or she becomes a record owner of the Shares purchased upon the exercise of the Option (herein, Record-Ownership-Date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property), distributions, or other rights for which the record date is prior to the Record-Ownership-Date, except as provided in Article VI ss.1 herein.

Section 10. Modification, Extension and Renewal of Options.
      a) Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify outstanding NSOs granted under the Plan, or accept the surrender of outstanding NSOs (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).
      b) Notwithstanding the foregoing, however, no modification of an NSO shall, without the consent of the Optionee, alter or impair any of the rights or obligations under any NSO theretofore granted under the Plan.

Section 11. Listing and Registration of Shares.

      a) Each NSO shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Shares covered thereby upon any securities exchange or under any state or federal laws, or the consent or approval of any


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                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (cont.)

         governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such NSO or the issuance or purchase of shares thereunder, such NSO may not be exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.
      b) Notwithstanding anything in the Plan to the contrary, if the provisions of this Article become operative, and if, as a result thereof, the exercise of a NSO is delayed, then and in that event, the term of the NSO shall not be affected.
      c) Notwithstanding the foregoing, or any other provisions in the Plan, the Company shall have no obligation under the Plan to cause any share of Common Stock to be registered or qualified under any federal or state law, or listed on any stock exchange or admitted to any national market system.

Section 12. Other Provisions. The NSO certificates or agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable.

ARTICLE VI. Miscellaneous

Section 1. Stock Adjustments.
      a) In the event of any increase or decrease in the number of issued Shares resulting from a stock split or other division or consolidation of shares or the payment of a stock dividend (but only on Shares) or any other increase or decrease in the number of Shares effected without any receipt of consideration by the Company, then, in any such event, the number of Shares that remain available under the Plan, the number of Shares covered by each outstanding Option, the exercise price per Share covered by each outstanding Option, in each case, shall be proportionately and appropriately adjusted for any such increase or decrease.
      b) Subject to any required action by the stockholders, if any change occurs in the Shares by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting Shares, then, in any such event, the number and type of Shares then covered by each outstanding Option, the purchase price per Share covered by each outstanding Option in each case, shall be proportionately and appropriately adjusted for any such change. A dissolution or liquidation of the Company shall cause each outstanding Option to terminate.
      c) In the event of a change in the Shares as presently constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be Shares within the meaning of the Plan.
      d) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by, and in the discretion of, the Committee, whose determination in that respect shall be final, binding and conclusive.
      e) Except as hereinabove expressly provided in this Article, an Optionee shall have no rights by reason of any division or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation, or spin-off of assets or stock of another corporation; and any issuance by the Company of shares of stock of any class, securities convertible into shares of stock of any class, or warrants or options for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the


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                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (cont.)

          number or price of Shares or any Option.
      f) The existence of the Plan, or the grant of an Option under the Plan, shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate, or to dissolve, to liquidate, to sell, or to transfer all or any part of its business or assets.

Section 2. Tax Absorption Payments.
      a) The Company may, but is not required to, make a cash payment, either directly to any Optionee or on an Optionee's behalf, in an amount that the Committee estimates to be equal (after taking into account any federal and state taxes that the Committee estimates to be applicable to such cash payment) to any additional federal and state income taxes that are imposed upon an Optionee as a result of the granting of any Option under the Plan (a "Tax Absorption Payment").
      b) In determining the amount of any Tax Absorption Payment, the Committee may adopt such methods and assumptions as it considers appropriate, and it shall not be required to examine the individual tax liability of any Participant.
      c) The decision to make any Tax Absorption Payment shall be made by the Committee at the same time as the grant of the Award to which it relates.

Section 3. Term of the Plan. The Plan shall terminate upon the earlier of
      a) the adoption of a resolution of the Board terminating the Plan; or
      b) ten (10) years from the Effective Date.

Section 4. Amendment of the Plan; Termination.
      a) The Board shall have the right to revise, amend, or terminate the Plan at any time without notice:
         i) provided, however, that without shareholder approval the Board may not:
             (A) increase the aggregate number of Shares that may be issued pursuant to this Plan;
             (B) extend the period during which any Award may be granted; or
             (C) extend the term of the Plan; or
         ii) provided, further, that no such action may be taken, without the consent of the Participant to whom any Award shall have been granted, that adversely affects the rights of such Participant concerning such Award, except as such termination or amendment of this Plan is required by statute, or rules, or regulations promulgated thereunder, or as otherwise permitted hereunder.
      b) The foregoing prohibitions in this Article VI ss.4(a) shall not be affected by adjustments in shares and purchase price made in accordance with the provisions of Article VI ss.1.

Section 5. Application of Funds. The proceeds received by the Company from the sale of Shares or the exercise of Awards pursuant to the Plan will be used for general corporate purposes.

Section 6. No Implied Rights to Non-Employee Directors. Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. The existence of the Plan and the granting of Awards under the Plan shall in no way give any Non-Employee Director the right or claim to continued retention as a director or the right to receive any additional Awards or any additional compensation under the Plan, or otherwise provide any Non-Employee Director any rights not specifically set forth in the Plan or in any Option or Award Agreement.


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                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (cont.)

Section 7. Withholding.
      a) The Company shall have the power to withhold, or require an Optionee to remit to the Company, an amount sufficient to satisfy any federal, state, or local withholding or other tax due from the Company with respect to any amount payable and/or shares issuable under the Plan, and the Company may defer such payment or issuance unless indemnified to its satisfaction. Whenever payments under the Plan are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any federal, state, or local withholding tax liability.
      b) Amounts to which the Company is entitled upon exercise pursuant to
         Article V herein may, at the election of the Optionee and with the approval of the Committee, either:
         i)   be paid in cash;
         ii) be withheld from the Optionee's director's fees or other compensation payable by the Company;
         iii) be withheld in the form of some of the Shares pursuant to Article VI ss.7(c) herein; or
         iv)  paid in such other manner as the Committee may find acceptable.
      c) Subject to the consent of the Committee, with respect to (i) the exercise of an NSO (herein, "Exercise"), or (ii) the issuance of any other stock Award under the Plan (herein, "Issuance"), an Optionee may make an irrevocable election (herein, "Election") to:
         i) have shares of Common Stock otherwise issuable under an Exercise withheld, or
         ii) tender back to the Company shares of Common Stock received pursuant to an Exercise or Issuance, or
         iii) deliver back to the Company pursuant to an Exercise or Issuance previously acquired shares of Common Stock having a Fair Market Value sufficient to satisfy all or part of the Participant's estimated tax obligations associated with the transaction. Such Election must be made by an Optionee prior to the date on which the relevant tax obligation arises.
      d) The Committee may:
         i) disapprove of any Election pursuant to Article VI ss.7(b) and (c) herein;
         ii)  suspend or terminate the right to make Elections;
         iii) provide with respect to any Award under this Plan that the right to make Elections shall not apply to such Awards; or
         iv) take any such other action as it deems necessary and appropriate with regard to such Elections.

Section 8. Effective Date of Plan. The Plan shall become effective on the date that it is adopted by the Board of Directors. Notwithstanding the preceding sentence, if the Plan is not approved by vote of the Company's shareholders by the second anniversary of this effective date, it shall terminate and all Options granted hereunder shall be void. No Option granted under the Plan may be exercised until the Plan has been approved by the Company's shareholders.

Section 9. Compliance with Securities Laws. Options granted and any Shares issued by Company upon the exercise of an Option shall be granted and issued only in full compliance with all applicable securities laws including, but not limited to, the Securities Act of 1933, as amended, and the general rules and regulations promulgated thereunder by the Securities and Exchange Commission and applicable state blue sky laws. In connection with such compliance, the Committee may impose such conditions on transfer of the shares of the Shares subject to an Option and other restrictions, conditions, and limitations as it may deem necessary and appropriate.


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                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (cont.)

Section 10. Change in Control.
      a) In the event of a pending or threatened change in control of Company (herein, "Change-in-Control"), the Board of Directors of Company may, in its sole discretion, take any one or more of the following actions with respect to all Optionees:
         i)   accelerate the exercise dates of any outstanding Options;
         ii)  make all outstanding Options fully vested and exercisable;
         iii) pay cash to any or all Option holders in exchange for the cancellation of their outstanding Options; and
         iv) make any other adjustments or amendments to the Plan and outstanding Options.
      b) For purposes of the Plan, "Change-in-Control" shall be deemed to have occurred if:
         i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the total voting power represented by the Company's then outstanding voting securities;
         ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;
         iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;
         iv) the shareholders of the Company approve a plan of complete liquidation of the Company; or
         v) an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all the Company's assets.

Section 11. Indemnification of the Board. In addition to such other rights of indemnification as they may have as Directors, the members of the Board shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that


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                  FIRST COMMUNITY BANK CORPORATION OF AMERICA
                NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (cont.)


      such Director is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after the institution of any such action, suit, or proceeding a Director shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

      IN WITNESS WHEREOF, the undersigned, being the duly elected and authorized Secretary of the Company, hereby certifies that the amended Plan was legally and validly approved by the Shareholders of the Company as of the 15th day of April, 2002.

                               First Community Bank Corporation of America

                                        /s/ Kay M. McAleer

                               By:
                                   -----------------------------------------
                                        Kay M. McAleer, Assistant Secretary

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